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                                                                   EXHIBIT 10.34


[HOME LOAN BANK LOGO]

                          OPEN LINE OF CREDIT PROGRAM

The Bank's Open Line of Credit (OLOC) program is a highly convenient, flexible, and inexpensive means of meeting your short-term funding needs. Upon approval, you will receive a commitment for an amount up to fifteen percent of assets at the time of application. The commitment term will be one year from the date approved by the Bank. A fee of five basis points, or $500 per one million commitment, will be charged on the date of approval. This fee will be a direct charge to your demand account and is non-refundable.

The Open Line of Credit program uses the variable-rate advance which is an excellent source for funding your liquidity needs. You may draw down or repay funds at any time. The variable-rate advances is-indexed to the Bank's daily investment return and is priced at the end of each business day. Interest is charged to your demand account daily.

Upon the Bank's approval of your Open Line of Credit application, funds are available by telephone request to those individuals listed on your Advances Signature Card. No additional paperwork is necessary. HOWEVER, IF YOU CHOOSE TO AUTHORIZE ADDITIONAL PERSONNEL ACCESS TO THE OPEN LINE OF CREDIT, THE ATTACHED AUTHORIZATION LETTER MUST BE COMPLETED AND RETURNED TO THE BANK.


              OPEN LINE OF CREDIT APPLICATION AND TERMS AGREEMENT

APPLICATION

AmerUs Life Insurance Company ("Member") hereby applies to the Federal Home Loan Bank of Des Moines ("Bank") for an Open Line of Credit commitment beginning on the date of approval and ending one year from the date of approval, ("Ending Date") in the amount of $25,000,000.00.

TERMS

1. Member, through its authorized representative, may request funds by telephone advice up to the approved Open Line of Credit limit. Funds will be available upon advice.

2. The interest rate on advances funded under the Open Line of Credit will be set and charged daily on the outstanding advance amount. The interest amount will be deducted daily by the Bank from the member's demand account.

3. Advances funded under the Open Line of Credit will be available after the approval date and will mature on the Ending Date.

4. Member represents and warrants that the Open Line of Credit amount requested does not exceed 15% of assets.

5. The Bank shall have no obligation to make any advance under the Open Line of Credit unless the Bank is satisfied as to Member's continued creditworthiness and compliance with the terms of the Agreement for Advances, Pledge and Security Agreement ("AAPSA"). If adverse facts develop which make the member ineligible for Bank advances, the member must provide the Bank with immediate written notification of its ineligibility and the Bank may cancel this commitment.

6. The fee for this Open Line of Credit commitment equals .05% times the amount of the commitment. This fee will be charged to the member's demand account on the date this application is approved by the Bank.
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7.   This Application and Terms Agreement, if approved by the Bank, will constitute the Agreement between Member and Bank as to the Open Line of Credit and will be wholly incorporated into and become a part of the AAPSA.

By signing this agreement, member hereby accepts the terms hereof.

AmerUs Life Insurance Company               Date:  March 5, 1999
---------------------------------           --------------------------------
Member


By: Michael G. Fraizer                      By: Thomas C. Godlasky
   ------------------------------              -----------------------------

  Michael G. Fraizer                          Thomas C. Godlasky
---------------------------------           --------------------------------
Typed Name of Signer                        Typed Name of Signer

Sr. Vice President & Chief                  Executive Vice President &
---------------------------------           --------------------------------
Title Financial Officer                     Title Chief Investment Officer






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FOR FHLB USE


Date Approved:                              FEDERAL HOME LOAN BANK OF DES MOINES
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Expiration Date:                            By:
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Amount Approved:                            By:
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Commitment Number:
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Commitment Fee:
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